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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Lincoln Electric Holdings, Inc. (the "Company") for the six months ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.


Date: August 14, 2003

                                        /s/ Anthony A. Massaro
                                        ----------------------------------------
                                        Anthony A. Massaro
                                        Chairman, President and Chief Executive
                                        Officer


                                        /s/ H. Jay Elliott
                                        ----------------------------------------
                                        H. Jay Elliott
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer



     The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.







A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to Lincoln Electric Holdings, Inc. (the "Company") and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.